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                                                                    EXHIBIT 23.1

                              ACCOUNTANTS' CONSENT

The Board of Directors of The Gillette Company:

        We consent to the incorporation herein by reference of our reports dated February 11, 1999 included in The Gillette Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998 and to the reference to our firm under the heading "Experts" in the prospectus.

                                          KPMG Peat Marwick LLP

Boston, Massachusetts
April 1, 1999